UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 17, 2004
                  Date of Report (Date of earliest event reported)



                                   NICOR INC.
              (Exact name of registrant as specified in its charter)


              Illinois               1-7297               36-2855175
    (State or other jurisdiction   (Commission          (I.R.S. Employer
          of incorporation)        File Number)       Identification Number)


                                 1844 Ferry Road
                         Naperville, Illinois 60563-9600
               (Address of principal executive offices) (Zip Code)

                                 (630) 305-9500
               (Registrant's telephone number,including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                                          Page 1


Item 1.01. Entry into a Material Definitive Agreement.

Executive officers of Nicor Inc. are eligible to defer compensation under the Nicor Inc. Stock Deferral Plan and the Nicor Inc. Salary Deferral Plan (the "Plans"). The Plans have been previously filed by Nicor Inc. Elections to defer compensation under the Plans are made by completing the applicable election form for each Plan. Beginning on December 13, 2004, certain executive officers began making elections for deferring compensation to be earned in 2005 by completing the applicable election forms.

Additionally, directors of Nicor Inc. are eligible to defer receipt of their retainers and meeting fees under the Nicor Inc. Directors' Deferred Compensation Plan, by filing an election in advance. The Directors' Deferred Compensation Plan has been previously filed by Nicor Inc. Beginning on December 17, 2004 directors could begin making elections to defer retainers and meeting fees to be earned in 2005 by completing the applicable election form.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number     Description

99.1       Nicor Inc. Stock Deferral Plan Election Form

99.2       Nicor Inc. Salary Deferral Plan Election Form

99.3       Nicor Inc. Directors' Deferred Compensation Plan Election Form

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                                                                          Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    Nicor Inc.


Date       December  17, 2004                       /s/ RICHARD L.HAWLEY
          --------------------                      ----------------------
                                                    Richard L. Hawley
                                                    Executive Vice President and
                                                    Chief Financial Officer







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                                                                          Page 3

Exhibit Index

  Exhibit
  Number                Description of Document

  99.1       Nicor Inc. Stock Deferral Plan Election Form

  99.2       Nicor Inc. Salary Deferral Plan Election Form

  99.3       Nicor Inc. Directors' Deferred Compensation Plan Election Form